INCOME TAXES	12 Months Ended
Nov. 30, 2012
Income Taxes
Note 6. INCOME TAXES

The company adopted the provision of ASC740, “Accounting for Income Taxes”. Pursuant to ASC740 the Company is required to compute tax asset benefits for net operating losses carried forward. The potential benefits of net operating losses have not been recognized in the financial statements because the Company cannot be assured that it is more likely that not that it will utilize the net operating losses carried forward in future years.

The components of the net deferred tax asset at November 30, 2012 and 2011, the statutory tax rate, the effective tax rate and the elected amount of the valuation allowance are listed below:

	2012	2011
Deferred tax assets:
Net operating loss carry forward	$979,343	$532,034
Total deferred tax assets	342,770	186,212
Less: valuation allowance	(342,770)	(186,212)
Net deferred tax assets	$-	$-

The cumulative net operating loss carryforward is approximately $979,343 as of November 30, 2012 and it will begin to expire in the year 2030. The valuation allowance for deferred tax assets as of November 30, 2012 was $342,770. In assessing the recovery of the deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income in the periods in which those temporary differences become deductible. Management considers the scheduled reversals of future deferred tax assets, projected future taxable income, and tax planning strategies in making this assessment. As a result, management determined it was more likely than not the deferred tax assets would not be realized as of November 30, 2012.

Reconciliation between the statutory rate and the effective tax rate is as follows at November 30, 2012 and 2011:

	2012	2011

Federal statutory tax rate	(35.0)%	(35.0)%
Permanent difference and other	35.0%	35.0%
Effective tax rate	-%	-%